Inventories	12 Months Ended
Dec. 31, 2022
Inventories [Abstract]
Inventories	Inventories: Inventories are valued at the lower of cost, determined on a first-in first-out basis, and estimated net realizable value. The amount of inventories recognized as an expense in cost of sales and operating expenses and depreciation and amortization for the year ended December 31, 2022 is $3,157 million (2021 - $3,022 million).